UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2005

                        ELECTRONIC CONTROL SECURITY INC.
             (Exact name of registrant as specified in its charter)

   New Jersey                        0-30810              22-2138196
   (State or other jurisdiction      (Commission          IRS Employer
   of incorporation)                 File Number)         Identification No.)

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:


     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

      On March 25, 2005, Electronic Control Security Inc. (the "Company") released an Initial Research Report prepared by Taglich Brothers, Inc. to certain securities industry analysts. A copy of the report is filed herewith.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number      Exhibit Description
-------     -------------------

99.1        Initial Research Report prepared by Taglich Brothers, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ELECTRONIC CONTROL SECURITY INC.


Date: March 30, 2005                      By: /s/ Arthur Barchenko
                                             -----------------------------------
                                                  Arthur Barchenko, President